Exhibit 10.21

Lafayette Parish Recording Page

Louis J. Perret

Clerk of Court

800 South Buchanan

P.O. Box 2009

Lafayette, LA 70502-2009

(337) 291-6400

First VENDOR

LAFAYETTE AIRPORT COMMISSION

First VENDEE

PHI INC

—	—

Index Type : Conveyances Type of Document : Amendment Recording Pages : 8	File Number : 2013-00019822

Recorded Information

I hereby certify that the attached document was filed for registry and recorded in the Clerk of Court’s office for Lafayette Parish, Louisiana

/s/ Louis J. Penet
Clerk of Court

On (Recorded Date) : 05/15/2013 At (Recorded Time) : 9:29:53AM Doc ID - 036586690008

Do not Detach this Recording Page from Original Document

SECOND AMENDMENT TO

“APPENDIX D – LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY – 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by Carroll B. Robichaux, its Chairman, authorized by resolution of said Commission, a copy of which is a attached hereto and made apart hereof (hereinafter referred to as “LAC”); and

PHI, INC. (formerly, Petroleum Helicopters, Inc.), a Louisiana Corporation duly authorized and conducting business in the State of Louisiana, herein represented by Michael J. McCann, its Chief Financial Officer, duly authorized by Resolution of its Board of Directors, a copy of which is attached hereto and made apart hereof (hereinafter “LESSEE”);

who, upon the following terms and conditions, do hereby agree to amend that certain Lease entered into by and between LAC and LESSEE and recorded on April 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”). An “Amendment to Lease” was entered into by and between LAC and LESSEE and recorded on August 13, 2008 as original entry no. 2008-00034285 in and for the records of Lafayette Parish, Louisiana

ARTICLE III, “CONSIDERATION”, is hereby amended to delete the fourth and fifth paragraphs of Article III (a), which read as follows:

Every fifth (5th) year of the Primary term, the LAC and LESSEE may agree to cause a revised current fair market rental value appraisal to be performed and LESSEE shall, beginning on the next following anniversary date of the Lease, pay, as an annual rental, the current fair market rental value of the property and improvements as appraised, in twelve equal monthly installments, on the first day of each month with Consumer Price Index adjustments as hereinabove described for each subsequent year.

In the event LESSEE objects to the appraisal performed for the purpose of determining current fair market rental value as hereinabove provided, LESSEE shall so notify LAC, in writing, by Certified Mail, within fifteen (15) days of LESSEE’s receipt of said appraisal. Thereafter, LESSEE shall be given the opportunity to select its own appraiser for the purpose of establishing current fair market rental value and upon approval of said appraiser, by LAC, current fair market rental value shall be set as determined by LESSEE’s appraiser. The foregoing notwithstanding, should LAC object to the appraisal performed by LESSEE’s chosen appraiser, a third appraisal shall be made by an individual selected by the appraiser chosen by LESSEE and by the appraiser chosen by LAC; said third appraisal shall then be binding upon the parties. The cost of said third appraisal shall be shared by the parties hereto.

1

Except as specifically modified herein, all other terms, covenants and conditions of the Lease will continue in full force and effect.

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amendment to Lease on the 13th day of May, 2013, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ Rene Cotton	BY:	/s/ Carroll B. Robichaux Jr
/s/ Cindy McDaniel		Carroll B. Robichaux, Chairman

/s/ Tina Lation
NOTARY PUBLIC
51041

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amendment to Lease on the 10th day of May, 2013, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PHI, INC.

/s/ Brian Dale	BY:	/s/ Trudy McConnaughhay
Trudy McConnaughhay, Chief Financial Officer

/s/ Janice Johnson

/s/ Mary E. Johnson
NOTARY PUBLIC

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared Carroll B. Robichaux, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of it’s Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ Carroll B. Robichaux Jr
Carroll B. Robichaux

SWORN TO AND SUBSCRIBED before me, this 13th day of May, 2013.

/s/ Tina Lation
NOTARY PUBLIC
51041

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared Trudy McConnaughhay, who first being by me duly sworn, did depose and state that she is the Chief Financial Officer of PHI, Inc. that said instrument was signed on behalf of said PHI, Inc. by authority of its Board of Directors and that she acknowledged said instrument to be the free act and deed of PHI, Inc.

/s/ Trudy McConnaughhay
Trudy McConnaughhay, Chief Financial Officer

SWORN TO AND SUBSCRIBED before me, this 10th day of May, 2013.

/s/ Mary E. Johnson
NOTARY PUBLIC

RESOLUTION # 2013-04-R1-04

LAFAYETTE AIRPORT COMMISSION

LAFAYETTE AIRPORT COMMISSION LAFAYETTE REGIONAL AIRPORT

An extract from the Minutes of the Lafayette Airport Commission, Lafayette, Louisiana, taken at a Regular Meeting, held on, Wednesday, April 10, 2013 at five-thirty (5:30 p.m.) o’clock

Resolution No. #2013-04-Rl-04

#2013-04-R1-04 Agenda Item # E - Amendment to Leases (Landmark - FBO & PHI - 2001 SE Evangeline Thruway) Approval - STAFF RECOMMENDS APPROVAL - The LAC at its January 9, 2013 meeting discussed amending airport leases to remove language from those that required an appraisal during the primary term of the lease. On Jan. 29th, there was a working group meeting (Mr. Segura, Mr. Robichaux, and Staff) to review the leases. There are two leases (Landmark - FBO & PHI - 2001 SE Evangeline Thruway) that state an appraisal will be done during the primary term of the lease. Legal provided amendments for both leases and they are attached.

MOTION: Commissioner Spurgeon moved that the Lafayette Airport Commission approve the Consensus Items C, - E, G-I and K - O as presented on the April 10, 2013 LAC Regular Meeting Agenda. The motion was seconded by Commissioner Garrett and the vote was as follows:

AYES: Garrett, Guilbeau, Segura, Skinner, Spurgeon

NAYS:

ABSENT: Cruse

MOTION CARRIES

IN FAITH WHEREOF, I have hereunder set my hand and the official seal of the Lafayette Airport Commission, Lafayette, Louisiana, on this 11th day of April, 2013.

/s/ Gregory M. Roberts
Gregory M. Roberts, A.A.E.
Director of Aviation

222 Tower Drive  •  Lafayette, LA 70508

337-266-4400, Ext. 6,1 •  Fx: 337-266-4410  • e-mail: airport@Iftairport.com

CORPORATE RESOLUTION

PHI, INC.

(ATTACH COPY)

PHI Inc.

Secretary Certificate

I, Trudy McConnaughhay, the undersigned Secretary of PHI Inc., do hereby certify that the below resolution is a true resolution adopted at the February 28, 2013, Board of Directors meeting.

After further discussion, on motion duly made and seconded, the Board adopted the following resolution:

RESOLVED, that Trudy M. McConnaughhay, the Chief Financial Officer and Secretary of the Company (the “Authorized Officer”), is hereby authorized, empowered, and directed in the name and on behalf of PHI, Inc. (the “Company”) and its subsidiaries to negotiate, execute and deliver all agreements, documents, certificates and instruments necessary or appropriate to effectuate amendments to each of two leases by and between the Lafayette Airport Commission and the Company, one recorded on April 16, 1999, as amended (the “1999 Lease”) and one recorded on August 23, 2005 (the “2005 Lease”) in order to remove language requiring a revised current fair market rental value appraisal to be performed every fifth year of the primary term of the leases, more particularly, by deleting the fourth and fifth paragraphs of Article III (a) of the 1999 Lease and by deleting the third and fourth paragraphs of Article III (a) of the 2005 Lease, all in such form as the Authorized Officer may deem necessary or advisable, in her sole discretion, such necessity or advisability to be evidenced by her execution and delivery thereof.

Lafayette, Louisiana, this 2nd day of May, 2013.

/s/ Trudy McConnaughhay
Trudy McConnaughhay
Secretary